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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                February 6, 2007
                           ---------------------------


                                  GARTNER, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    1-14443                  04-3099750
           --------                    -------                  ----------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
        of Incorporation)                                    Identification No.)

                                 P.O. Box 10212
                               56 Top Gallant Road
                             Stamford, CT 06902-7747
          (Address of Principal Executive Offices, including Zip Code)

                                 (203) 316-1111
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 6, 2007, Gartner, Inc. (the "Company") announced financial results for the quarter and twelve months ended December 31, 2006. A copy of the Company's press release is furnished as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 2.02 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01. OTHER EVENTS.

On February 1, 2007, the Company's board of directors authorized up to $200 million for the repurchase of Gartner common stock. The program will replace the prior $100 million share repurchase program previously authorized. Repurchases will be made from time-to-time through open market purchases. Repurchases are subject to the availability of stock, prevailing market conditions, the trading price of the stock, the Company's financial performance and other conditions. Repurchases will be funded from cash flow from operations and possible borrowings under the Company's credit facility.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

EXHIBIT NO.     DESCRIPTION
------------    -------------------------------------------------------------
99.1            Press Release issued February 6, 2007 with respect to financial results for Gartner, Inc. for the quarter and twelve months ended December 31, 2006.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gartner, Inc.

Date: February 6, 2007                      By:     /s/ Christopher Lafond
                                                    ----------------------------
                                                    Christopher Lafond
                                                    Executive Vice President,
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
------------    ----------------------------------------------------------------
99.1            Press Release issued February 6, 2007 with respect to financial results for Gartner, Inc. for the quarter and twelve months ended December 31, 2006.